Exhibit 99.1

HEARTWARE LIMITED ABN 34 111 970 257
Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Ph: (+61 2) 9238 2064 Fax: (+61 2) 9238 2063 www.heartware.com.au

Manager of Company Announcements ASX Limited Level 6 20 Bridge Street SYDNEY NSW 2000	Filed by HeartWare Limited pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

5 August 2008 By e-lodgement
HEARTWARE ANNOUNCES PROPOSED REDOMICILIATION OF THE
HEARTWARE GROUP IN THE UNITED STATES
Further to HeartWare Limited’s (HeartWare) announcement to ASX on 16 May 2008, HeartWare has today entered into an Implementation Agreement with HeartWare International, Inc (HeartWare International), a wholly owned subsidiary of HeartWare. The purpose of the Implementation Agreement is to facilitate the proposed redomiciliation of the HeartWare Group from Australia to the United States of America (Proposed Transaction).
The Proposed Transaction will be implemented by the establishment of a new corporate structure under which HeartWare International will become the ultimate parent company of the HeartWare group. As a result, shareholders, optionholders and performance rights holders of HeartWare (Security Holders) will exchange their existing interests in HeartWare for equivalent interests in HeartWare International. By way of explanation, Attachment C provides a diagrammatic representation of the Proposed Transaction.
The group’s business, operations, management and employees will not change as a result of the Proposed Transaction and the HeartWare Board will be replicated in HeartWare International.
In connection with the Proposed Transaction, HeartWare International will replace HeartWare as the entity which is listed for quotation on the ASX. To achieve this, HeartWare shareholders will receive CHESS Despositary Interests (CDIs) in HeartWare International and it is these CDIs which will trade on ASX. Each CDI is, in general terms, equivalent to one existing ordinary share in HeartWare.
The United States represents the HeartWare Group’s largest single target market. Further, given that HeartWare already conducts a substantial majority of its operations in the United States and that a majority of HeartWare’s institutional shareholder base is located in the United States, redomiciliation represents an obvious and natural evolution for the HeartWare Group.
The Board believes that the Proposed Transaction, which is subject to approval by the Australian Federal Court as well as approval of Security Holders, is in the best interests of shareholders. The new structure is expected to facilitate greater access to investors based in the United States, adding both depth and liquidity to the market for HeartWare shares, while at the same time allowing HeartWare to maintain strong ties with its longstanding Australian investor base.

The Proposed Transaction
In order to implement the Proposed Transaction, HeartWare proposes to enter into three schemes of arrangement under section 411 of the Corporations Act 2001 between HeartWare and its shareholders, optionholders and performance rights holders as follows:
•
Under the proposed scheme of arrangement between HeartWare and its shareholders (Share Scheme), HeartWare International will acquire all existing ordinary shares in HeartWare (Shares) from shareholders with the result that HeartWare will become a wholly-owned subsidiary of HeartWare International. As consideration for acquiring the existing ordinary shares in HeartWare, HeartWare International will issue common stock in HeartWare International to shareholders.

•
The HeartWare International common stock will be issued to shareholders in the form of CDIs and these will be tradeable on the ASX. As an alternative to CDIs in HeartWare International, shareholders can elect to receive common stock in HeartWare International but these will not be tradeable on the ASX. Shareholders who receive CDIs can exchange them for common stock at any time (and vice versa).

•
All existing options in HeartWare issued under its Employee Share Option Plan (Options) will be cancelled and HeartWare International will issue replacement options under the proposed scheme of arrangement between HeartWare and its optionholders (Option Scheme).

•
All existing performance rights issued under HeartWare’s Performance Rights Plan (Performance Rights) will be cancelled and HeartWare International will issue restricted stock units under the proposed scheme of arrangement between HeartWare and its performance rights holders (Performance Rights Scheme).

•
In order to exceed minimum threshold requirements for a future NASDAQ listing and to satisfy expected investor requirements in the United States, the Proposed Transaction will be implemented so as to consolidate, or reverse split, HeartWare’s issued capital adopting a ratio of 35:1. In simple terms, HeartWare International will issue shareholders with 1 share of common stock in HeartWare International for every 35 ordinary shares held in HeartWare, with shareholders receiving these in the form of CDIs.

Each share of HeartWare International common stock will be equivalent to 35 CDIs with the result that shareholders will receive an equal number of CDIs in HeartWare International as they previously held in ordinary shares in HeartWare prior to the Schemes. It is these CDIs which will trade on the ASX. As a result, it is expected that the environment on the ASX in terms of pricing and liquidity for HeartWare shares prior to the Proposed Transaction will essentially be maintained in relation to HeartWare International CDIs after the Proposed Transaction. The same consolidation mechanism will also apply equally to all options and performance rights in HeartWare. Please refer to Attachment C.
In connection with the Share Scheme, Option Scheme and Performance Rights Scheme (collectively the Schemes), HeartWare and HeartWare International will replace the existing incentive options with new options in HeartWare International.

To assist Security Holders, HeartWare and HeartWare International will be distributing an information memorandum setting out details of the Proposed Transaction including details of how to vote at the meetings at which approval of the Proposed Transaction will be sought (Information Memorandum). The Information Memorandum will be circulated to Security Holders following the conclusion of ASIC and SEC consideration of the documentation.
Benefits of the Proposed Transaction
The Board of Directors of HeartWare believes that some of the key potential benefits of the Proposed Transaction are:
•	enhancing HeartWare’s ability effectively to manage and grow its business in key markets;
•	further enhancing demand for HeartWare International’s securities in the United States;
•
enhancing HeartWare International’s ability to attract and retain employees, especially key management with industry specific knowledge and experience who can further the development and commercialization of HeartWare’s products;

•	reducing the compliance costs and management burden by substantially reducing the need for dual reporting; and
•	enhancing HeartWare’s ability to pursue growth and diversification opportunities in accordance with its strategic plans.
Recommendation
The Board of Directors of HeartWare, with the assistance of its advisers, has carefully considered the Proposed Transaction and unanimously recommends that Security Holders vote in favour of the Schemes.
In addition, HeartWare has appointed BDO Kendalls Corporate Finance (QLD) Limited (BDO) as the independent expert to evaluate the Proposed Transaction and BDO has concluded that the Proposed Transaction is in the best interests of Security Holders.
HeartWare Chairman, Mr Rob Thomas, commented:
“The Directors believe that redomiciliation to the United States will allow HeartWare to broaden its growing footprint in the US capital market while providing improved US investor understanding of HeartWare’s corporate structure and satisfying some of the key structuring requirements for a future NASDAQ listing. It will also reap broader benefits as it allows HeartWare to align its corporate and operational structure, reduce compliance costs, shrink the related burden associated with being a dual-reporting entity and provide a recognised platform to help HeartWare grow with investors, current and future employees and, of course, the wider US medical device market.
The proposed redomiciliation of HeartWare to the United States is an important step for HeartWare and I sincerely hope that you will vote in favour of the redomiciliation by attending the meetings or, if you are unable to attend, by completing and returning the relevant proxy forms which will accompany the Information Memorandum. Your Directors recommend unanimously that security holders approve the proposed redomiciliation of the HeartWare Group to the United States.”

Implementation Agreement
HeartWare and HeartWare International have entered into an Implementation Agreement which governs the Proposed Transaction.
Implementation of the Proposed Transaction is conditional upon the satisfaction of certain conditions including, but not limited to:
•	approval by Security Holders of the Schemes;
•	approval of the Schemes by the Federal Court of Australia;
•	obtaining the appropriate regulatory approvals; and
•	an independent expert’s report concluding that the proposal is in the best interests of Security Holders.
A summary of the key terms of the Implementation Agreement is included in Attachment A to this announcement.
It is expected that the Information Memorandum will be sent to Security Holders in early September 2008. This document will outline the full details of the Proposed Transaction and the Scheme process, as well as the independent expert’s conclusions. An indicative timetable for the Proposed Transaction is included in Attachment B to this announcement.
About the HeartWare Group
HeartWare is an ASX listed company that trades under the symbol “HTW”. HeartWare is a medical device company developing a family of implantable Left Ventricular Assist Devices (LVADs) for the treatment of advanced heart failure.
Heart failure is a degenerative, terminal disease affecting over 10 million patients worldwide. Despite advances in medical therapy, the one year survival rate for patients with severe heart failure is approximately 25%. Heart transplantation is considered the best available treatment option, but fewer than 4,000 donor hearts become available worldwide each year. The use of LVADs is gaining increasing clinical acceptance, both as a bridge to transplantation and as an alternative long term therapy.
HeartWare’s lead product, the HeartWare Left Ventricular Assist System, is currently the subject of an international clinical trial involving five investigational centres in Europe and Australia. HeartWare also expects shortly to commence its US clinical trial following receipt of conditional approval of HeartWare’s Investigational Device Exemption from the United States Food & Drug Administration in early May 2008.
The HeartWare pump is a small, full-output, “3rd generation” heart pump designed to be implanted above the diaphragm in all patients. The device’s small size and novel configuration are expected to lead to significant clinical benefits.
HeartWare is also developing a portfolio of further miniaturized devices, implantable by progressively less invasive surgery.
HeartWare’s head office is in Sydney, Australia, however the HeartWare Group’s operating and manufacturing activities are based in Miami Lakes, Florida. HeartWare also has a corporate office in Framingham, Massachusetts which houses clinical, sales, marketing and related executive functions.

Shareholder Information
Further information on the Proposed Transaction will be lodged with the ASX and the SEC and included on HeartWare’s website at www.heartware.com.
Contacts
For further information please contact:

Australia	United States
Howard Leibman	David McIntyre
Director Corporate Development	Chief Financial Officer
HeartWare Limited	HeartWare Limited
Email: howard.leibman@heartware.com.au	Email: dmcintyre@heartwareinc.com
Tel. +61 2 9238 2064	Tel. +1 305 818 4100
Attachments

A	Key terms of the Implementation Agreement

B	Indicative Timetable

C	Profile of Structure
Forward-Looking Statements
This announcement contains forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to redomiciliation in the United States. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 28, 2008, and those described in other reports filed from time to time with the SEC.

Additional Information About the Proposed Transaction and Where to Find It
HeartWare and HeartWare International will prepare the Information Memorandum setting out details of the Proposed Transaction including details of how to vote at the meetings at which approval of the Proposed Transaction will be proposed. The Information Memorandum will be filed with the SEC as a proxy statement with respect to the solicitation of proxies for such meetings for purposes of Section 14(a) of the Securities Exchange Act of 1934 (Exchange Act) and the rules and regulations promulgated by the SEC thereunder. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Information Memorandum will be mailed to HeartWare’s shareholders. In addition, shareholders will be able to obtain the Information Memorandum and all other relevant documents filed by HeartWare with the SEC free of charge at the SEC’s website, www.sec.gov, or from HeartWare Limited, Level 57, MLC Centre, 19-29 Martin Place, Sydney NSW, Australia 2000. Our telephone number is +61-2-9238-2064. Our website address is www.heartware.com.
HeartWare’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of HeartWare in favour of the Proposed Transaction. INFORMATION ABOUT HEARTWARE’S DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR OWNERSHIP OF HEARTWARE’S SECURITIES AND INTERESTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE INFORMATION MEMORANDUM. Additional information regarding the interests of those persons may be obtained by reading the Information Memorandum if and when it becomes available.

Attachment A: Key Terms of the Implementation Agreement
Introduction
HeartWare Limited (HeartWare) and HeartWare International, Inc (HeartWare International), a wholly owned subsidiary of HeartWare, entered into an Implementation Agreement (Agreement) on 5 August 2008. The Agreement sets out the terms and the parties’ respective obligations in connection with the implementation of the Schemes.
A copy of the Agreement will be contained in the Information Memorandum to be provided by HeartWare to its Security Holders prior to the Scheme Meetings. An outline of the key terms of the Agreement is set out below.
Conditions Precedent
Conditions precedent to implementation of the Share Scheme
•	(No prohibitive orders) No prohibition or legal restraint being imposed which would prevent implementation of the Proposed Transaction.
•	(Regulatory Consents) All necessary regulatory consents and approvals being obtained in relation to the Proposed Transaction.
•	(ASX listing) ASX approving:
(a)	HeartWare International for admission to the official list of ASX; and

(b)	the CDIs for official quotation by ASX,
•	(Shareholder Approval) Shareholders approving the Share Scheme by the requisite majorities under the Corporations Act.
•	(Court Approval of Share Scheme) The Court approving the Share Scheme in accordance with the Corporations Act either unconditionally or on conditions that are customary or usual.
•
(Depositary) HeartWare International appointing a depositary for the purposes of issuing CDIs and the depositary agreeing to the allotment to it of HeartWare International Shares under the Share Scheme.

•	(Nominee) HeartWare International appointing a Nominee and the Nominee agreeing to sell CDIs on behalf of Ineligible Overseas Shareholders.
•
(Ability to issue CDIs) HeartWare International having done everything necessary under the ASTC Settlement Rules to enable it to issue CDIs other than the allotment to a Depositary of HeartWare International Shares under the Share Scheme.

Conditions precedent to implementation of the Option Scheme
•	(Approval of Share Scheme) All of the conditions precedent to the implementation of the Share Scheme being satisfied or waived.
•	(Optionholder Approval) Optionholders approving the Option Scheme by the requisite majorities under the Corporations Act.
•	(Court Approval of Option Scheme) The Court approving the Option Scheme in accordance with the Corporations Act either unconditionally or on conditions that are customary or usual.
Conditions precedent to implementation of the Performance Rights Scheme
•	(Approval of Share Scheme) All of the conditions precedent to the implementation of the Share Scheme being satisfied or waived;
•	(Performance Rights Holder Approval) Performance Rights Holders approving the Performance Rights Scheme by the requisite majorities under the Corporations Act.
•
(Court Approval of Performance Rights Scheme) The Court approving the Performance Rights Scheme in accordance with the Corporations Act either unconditionally or on conditions that are customary or usual.

Cancellation of Standalone Options and offer of HeartWare International Standalone Options
HeartWare will make an offer to each Standalone Optionholder to cancel the Standalone Options held by that person and to replace them with equivalent options in HeartWare International.
The offers will be conditional upon:
•	the Share Scheme becoming Effective; and
•	ASX granting a waiver on or before the Implementation Date of the requirement under Listing Rule 6.23 to obtain Shareholder approval for the cancellation of the Standalone Options.
Conversion of HeartWare to a proprietary company
Following implementation of the Share Scheme, HeartWare International will pass a special resolution to convert HeartWare from a public company to a proprietary company limited by shares and lodge all necessary documentation with ASIC to give effect to the conversion of HeartWare from a public company to a proprietary company.
Termination
Either HeartWare or HeartWare International may terminate the Agreement where:
•	there is a material breach of the Agreement; or
•	the Board of HeartWare withdraws its recommendation of the Schemes.

All of the obligations in the Agreement with respect to a Scheme will terminate automatically in the event that:
•	the Independent Expert opines that such Scheme is not fair and reasonable and in the best interests of the Shareholders, Optionholders or Performance Rights Holders (as relevant); or
•	HeartWare’s Shareholders, Optionholders or Performance Rights Holders (as relevant) fail to approve such Scheme by the necessary majorities at the relevant Scheme Meeting; or
•
the Court refuses to grant an order convening any required Scheme Meeting or approving such Scheme and either the parties agree not to conduct an appeal or the parties agree to conduct an appeal but the appeal is unsuccessful; or

•	the Scheme is not approved by the Court.
Relevant Definitions
ASIC means the Australian Securities and Investments Commission.
ASTC means the Australian Settlement and Transfer Corporation Pty Limited.
ASTC Settlement Rules means the Settlement Rules of the ASTC.
ASX means ASX Limited ACN 008 624 691 or the securities market which it operates, as the context requires.
CDI means the CHESS Depositary Interest to be issued in connection with the Share Scheme representing an interest in one thirty-fifth of a HeartWare International Share.
CHESS Depositary Interest has the meaning given to that term in the ASTC Settlement Rules.
Corporations Act means the Corporations Act 2001 (Cth).
Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act agreed in writing by HeartWare and HeartWare International.
Depositary has the meaning given to it in the ASTC Settlement Rules.
Effective means, when used in relation to a Scheme, the coming into effect, under section 411(10) of the Corporations Act, of the Court order made under section 411(4)(b) of the Corporations Act in relation to that Scheme.
HeartWare International Shares means shares of fully paid common stock in the capital of HeartWare International.
Independent Expert means the independent expert in respect of the Schemes appointed by HeartWare to consider whether the Schemes are in the best interests of Shareholders, Optionholders and Performance Rights Holders.
Information Memorandum means the document containing the information to be approved by the Court and to be despatched to Shareholders, Optionholders and Performance Rights Holders to assist them in deciding on how to vote on the Schemes.
Nominee means the nominee selected by HeartWare International prior to the Implementation Date.

Option Scheme means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between HeartWare and Optionholders.
Optionholder means a person registered in HeartWare’s option register as a holder of Options.
Options means options entitling holders to subscribe for Shares issued under the HeartWare Limited Employee Share Option Plan.
Performance Rights means rights to acquire Shares issued under HeartWare’s Performance Rights Plan.
Performance Rights Holder means a person registered in HeartWare’s performance rights register as the holder of Performance Rights.
Performance Rights Scheme means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between HeartWare and Performance Rights Holders.
Proposed Transaction means the reorganisation which is to be effected on the Implementation Date, under which:
•	HeartWare International will acquire all of the Shares under the Share Scheme;
•	HeartWare will cancel all of the Options under the Option Scheme;
•	HeartWare will cancel all of the Performance Rights under the Performance Rights Scheme;
•	HeartWare will cancel all of the Standalone Options; and
•
the existing security holders of HeartWare will receive HeartWare International Shares, HeartWare International options, HeartWare International restricted stock units and HeartWare International standalone options (as relevant).

Scheme Record Date means 7.00 pm on the fifth Business Day after the Effective Date or any other date agreed with ASX to be the record date for the Schemes to determine entitlements to receive consideration pursuant to the Schemes.
Schemes means the Share Scheme, the Option Scheme and the Performance Rights Scheme and Scheme means any one of them.
Scheme Meetings means the Share Scheme Meeting, the Option Scheme Meeting and the Performance Rights Scheme Meeting.
Shareholder means each person who is registered in the share register as a holder of Shares.
Shares means fully paid ordinary shares in HeartWare.
Share Scheme means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between HeartWare and Scheme Shareholders.
Standalone Options means the options granted by HeartWare to the Standalone Optionholders outside the HeartWare Limited Employee Share Plan.
Standalone Optionholders means Dr Christine Bennett, Dr Denis Wade, Mr Robert Thomas, Dr Bud Frazier, Dr Steven Boyce and Inteq Limited ACN 005 971 232.

Attachment B: Indicative Timetable

Date	Event

1 September 2008	Despatch of Information Memorandum

1 October 2008	Scheme Meetings

9 October 2008	Second Court Hearing

10 October 2008	Effective Date

17 October 2008	Record Date

21 October 2008	Implementation Date
Note: The above timetable is indicative only and is subject to change including as a result of review by ASIC and SEC and Court availability.

Attachment C: Profile of Structure

Current Structure

Quoted on ASX
Ordinary Shares (310M)
HeartWare Limited
HeartWare International, Inc.
HeartWare, Inc.

Parent Entity	HeartWare Limited	
Type of Shares on Issue	Ordinary Shares	
Number of Shares on Issue	310,356,839	
Type of Shares Quoted on ASX	Ordinary Shares	
Number of Shares (Ordinary) Quoted on ASX	310,356,839	
ASX Share Price	$A0.54	(1)
Number of Options^ on Issue	23,726,464	
Weighted Average Exercise Price of Options^	A$0.71	
Type of Shares Issued on Exercise of Options^	Ordinary Shares	
Number of Shares Issued on Conversion of Options^		
- Ordinary Shares	23,726,464	
- Common Stock	Not applicable	

Proposed Structure

Quoted on ASX
Common Stock (8.9M)
CDIs (310M)*
HeartWare International, Inc.
HeartWare Limited
HeartWare, Inc.

Parent Entity	HeartWare International, Inc.	
Type of Shares on Issue	Common Stock	
Number of Shares on Issue	8,867,338	
Type of Shares Quoted on ASX	CDIs	
Number of Shares (CDIs) Quoted on ASX	310,356,839	(2)
ASX Share Price	$A0.54	(3)
Number of Options^ on Issue	677,899	
Weighted Average Exercise Price of Options^	A$24.85	
Type of Shares Issued on Exercise of Options^	Common Stock	
Number of Shares Issued on Conversion of Options^		
- Ordinary Shares	Not applicable	
- Common Stock	677,899	(4)

(1) As at close of trade on 4 August 2008.
(2) Assumes all shareholders receive CDIs only; that is; that all common stock has been "converted" into CDIs.
(3) Estimated closing trade price on 1 August 2008 assuming (a) all shareholders receive CDIs instead of common stock; and (b) identical market conditions.
(4) The holder may elect to convert these into CDIs in which case the holder will receive 35 CDIs for each security.

* Assumes all shareholders receive CDIs only; that is; that all common stock has been "converted" into CDIs.
^ Includes all forms of options, together with all performance rights.